NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Julia Hornack
Mayfield Village, Ohio 44143	(440) 395-2164
http://www.progressive.com

PROGRESSIVE REPORTS NOVEMBER RESULTS AND ANNOUNCES ANNUAL DIVIDEND INFORMATION

MAYFIELD VILLAGE, OHIO -- December 13, 2017 -- The Progressive Corporation (NYSE:PGR) today reported the following results for November 2017:

	November	November
(millions, except per share amounts and ratios; unaudited)	2017	2016	Change

Net premiums written	$2,022.1	$1,683.3	20%
Net premiums earned	$2,113.5	$1,813.7	17%
Net income attributable to Progressive	$154.9	$150.6	3%
Per share	$0.26	$0.26	0%
Total pretax net realized gains (losses) on securities
(including net impairment losses)	$0.7	$38.7	(98)%
Combined ratio	90.9	90.9	0 pts.
Average equivalent shares	585.7	582.8	0%

(thousands; unaudited)	November	November
	2017	2016	Change
Policies in Force
Vehicle businesses:
Agency – auto	5,627.4	5,041.6	12%
Direct – auto	5,980.3	5,359.9	12%
Total personal auto	11,607.7	10,401.5	12%
Total special lines	4,373.2	4,271.3	2%
Total Personal Lines	15,980.9	14,672.8	9%
Total Commercial Lines	644.6	610.6	6%
Property business	1,436.5	1,194.6	20%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned and/or operated predominantly by small businesses. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

See the “Comprehensive Income Statements” and “Supplemental Information” for further month and year-to-date information and the "Monthly Commentary" at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
November 2017
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$2,022.1
Revenues:
Net premiums earned	$2,113.5
Investment income	51.9
Net realized gains (losses) on securities:
Net impairment losses recognized in earnings	0
Net realized gains (losses) on securities	0.7
Total net realized gains (losses) on securities	0.7
Fees and other revenues	30.8
Service revenues	10.3
Other gains (losses)	(1.2)	Recognized foreign currency translation upon exiting the Australian business.
Total revenues	2,206.0

Expenses:
Losses and loss adjustment expenses	1,486.3
Policy acquisition costs	176.2
Other underwriting expenses	289.0
Investment expenses	2.0
Service expenses	9.0
Interest expense	11.9
Total expenses	1,974.4
Income before income taxes	231.6
Provision for income taxes	73.1
Net income	158.5
Net (income) loss attributable to noncontrolling interest (NCI)	(3.6)
Net income attributable to Progressive	154.9

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on securities	5.3
Net unrealized losses on forecasted transactions	0
Foreign currency translation adjustment	0.5
Other comprehensive income (loss)	5.8
Other comprehensive (income) loss attributable to NCI	1.0
Total comprehensive income (loss) attributable to Progressive	$161.7

1 See the Monthly Commentary at the end of this release for additional discussion.
For a description of our financial reporting and accounting policies, see Note 1 to our 2016 audited consolidated financial statements included in our 2016 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
November 2017
(millions)
(unaudited)

	Year-to-Date
	2017	2016	% Change
Net premiums written	$25,159.8	$21,744.5	16

Revenues:
Net premiums earned	$23,585.2	$20,648.5	14
Investment income	509.7	433.4	18
Net realized gains (losses) on securities:
Net impairment losses recognized in earnings	(62.5)	(61.8)	1
Net realized gains (losses) on securities	124.7	134.7	(7)
Total net realized gains (losses) on securities	62.2	72.9	(15)
Fees and other revenues	341.2	307.1	11
Service revenues	115.2	95.0	21
Other gains (losses)	(1.0)	1.6	(163)
Total revenues	24,612.5	21,558.5	14

Expenses:
Losses and loss adjustment expenses	17,288.0	15,611.3	11
Policy acquisition costs	1,946.5	1,710.7	14
Other underwriting expenses	3,204.8	2,745.1	17
Investment expenses	22.1	20.1	10
Service expenses	99.5	84.2	18
Interest expense	141.4	128.6	10
Total expenses	22,702.3	20,300.0	12

Income before income taxes	1,910.2	1,258.5	52
Provision for income taxes	574.6	376.2	53
Net income	1,335.6	882.3	51
Net (income) loss attributable to noncontrolling interest (NCI)	(4.7)	(13.2)	(64)
Net income attributable to Progressive	1,330.9	869.1	53

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on securities	336.1	96.3	249
Net unrealized losses on forecasted transactions	(5.5)	(1.1)	400
Foreign currency translation adjustment	1.1	0.6	83
Other comprehensive income (loss)	331.7	95.8	246
Other comprehensive (income) loss attributable to NCI	(1.8)	3.7	(149)
Total comprehensive income attributable to Progressive	$1,660.8	$968.6	71

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
November 2017
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2017	2016

Net income attributable to Progressive	$154.9	$1,330.9	$869.1
Per share:
Basic	$0.27	$2.29	$1.49
Diluted	$0.26	$2.27	$1.49

Comprehensive income (loss) attributable to Progressive	$161.7	$1,660.8	$968.6
Per share:
Diluted	$0.28	$2.84	$1.66

Average shares outstanding - Basic	581.3	580.8	581.9
Net effect of dilutive stock-based compensation	4.4	4.9	3.3
Total average equivalent shares - Diluted	585.7	585.7	585.2

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2017	2016
Fully taxable equivalent (FTE) total return:
Fixed-income securities	(0.1)%	2.9%	2.6%
Common stocks	2.9%	20.5%	10.8%
Total portfolio	0.2%	4.9%	3.6%

Pretax annualized investment income book yield	2.4%	2.3%	2.3%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
November 2017
($ in millions)
(unaudited)

Current Month
	Vehicles
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total[1]
Net Premiums Written	$875.5	$840.4	$1,715.9	$215.6	$90.6	$2,022.1
% Growth in NPW	16%	19%	18%	39%	31%	20%
Net Premiums Earned	$909.7	$881.1	$1,790.8	$235.1	$87.6	$2,113.5
% Growth in NPE	16%	17%	16%	17%	19%	17%

GAAP Ratios
Loss/LAE ratio	69.6	72.6	71.1	69.6	57.4[2]	70.3
Expense ratio	20.0	19.7	19.8	22.1	31.1[2]	20.6
Combined ratio	89.6	92.3	90.9	91.7	88.5[2]	90.9

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$10.3
Current accident year						(6.9)
Calendar year actuarial adjustment	$0.3	$(1.1)	$(0.8)	$(0.4)	$4.6	$3.4

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$10.3
All other development						(5.1)
Total development						$5.2

Calendar year loss/LAE ratio						70.3
Accident year loss/LAE ratio						70.5

1 Includes results for all of our run-off businesses. For the month, our run-off businesses generated a $0.1 million underwriting profit.

2 The loss/LAE ratio includes 38.5 points due to the reversal of a portion of the reinsurance recoverable on our aggregate stop-loss agreement, which covers all ARX losses and a portion of the LAE associated with those losses, except those from named storms and liability claims. The expense ratio includes 6.8 points of amortization expense predominately associated with the acquisition of a controlling interest in ARX. Excluding these items, the Property business would have reported a loss/LAE ratio of 18.9, an expense ratio of 24.3, and a combined ratio of 43.2 for November 2017.

3 Represents adjustments solely based on our actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
November 2017
($ in millions)
(unaudited)

Year-to-Date
	Vehicles
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total[1]
Net Premiums Written	$10,829.9	$10,426.9	$21,256.8	$2,908.1	$994.9	$25,159.8
% Growth in NPW	15%	15%	15%	18%	16%	16%
Net Premiums Earned	$10,257.4	$9,875.8	$20,133.2	$2,555.1	$896.9	$23,585.2
% Growth in NPE	14%	14%	14%	15%	14%	14%

GAAP Ratios
Loss/LAE ratio	73.3	74.1	73.7	70.6	72.1	73.3
Expense ratio	19.5	19.6	19.6	22.0	34.4[2]	20.4
Combined ratio	92.8	93.7	93.3	92.6	106.5[2]	93.7

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$120.0
Current accident year						(3.8)
Calendar year actuarial adjustment	$34.2	$57.0	$91.2	$(3.0)	$28.0	$116.2

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$120.0
All other development						(157.0)
Total development						$(37.0)

Calendar year loss/LAE ratio						73.3
Accident year loss/LAE ratio						73.1

1 Includes results for all of our run-off businesses. On a year-to-date basis, our run-off businesses generated a $0.2 million underwriting loss.

2 Included in both the expense ratio and combined ratio is 6.7 points of amortization expense predominately associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported a year-to-date expense ratio of 27.7 and a combined ratio of 99.8.

3 Represents adjustments solely based on our actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

November
2017
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $20,300.5)	$20,283.2
Equity securities:
Nonredeemable preferred stocks[1] (cost: $698.6)	805.9
Common equities (cost: $1,487.5)	3,364.5
Short-term investments (amortized cost: $4,264.5)	4,264.5
Total investments2,	28,718.1
Net premiums receivable	5,560.5
Deferred acquisition costs	790.0
Goodwill and intangible assets	825.3
Other assets[3]	4,564.0
Total assets	$40,457.9

Unearned premiums	$9,085.5
Loss and loss adjustment expense reserves[3]	13,178.7
Other liabilities[2]	4,729.6
Debt	3,308.3
Total liabilities	30,302.1
Redeemable noncontrolling interest (NCI)	501.9
Shareholders' equity	9,653.9
Total liabilities, NCI, and shareholders' equity	$40,457.9

Common shares outstanding	581.6
Shares repurchased - November	0
Average cost per share	$0
Book value per share	$16.60
Trailing 12-month return on average shareholders' equity
Net income attributable to Progressive	16.9%
Comprehensive income attributable to Progressive	21.0%
Net unrealized pretax gains (losses) on investments	$1,966.6
Increase (decrease) from October 2017	$8.0
Increase (decrease) from December 2016	$517.5
Debt-to-total capital ratio[4]	25.5%
Fixed-income portfolio duration	2.5
Weighted average credit quality	AA-
Year-to-date Gainshare factor	1.71

1 As of November 30, 2017, we held certain hybrid securities and recognized a change in fair value of $0.4 million as a realized gain during the period we held these securities.
2 At November 30, 2017, we had $1,199.6 million of net unsettled security transactions and $49.9 million open repurchase transactions. The significant suspense balance is related to transactions for our planned duration increase made at month-end.
3 Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $2,408.9 million, which are included in "other assets." During November, we decreased our total recoverables from the National Flood Insurance Program and under our catastrophe reinsurance programs by about $378 million and $110 million, respectively, primarily reflecting a reduction in our estimate of the ultimate gross losses from Hurricanes Harvey and Irma. In addition, we reduced the recoverables under our aggregate stop-loss program by $34 million.
4 Ratio reflects debt as a percent of debt plus shareholders' equity; redeemable noncontrolling interest is not part of this calculation.

Monthly Commentary

•
On December 8, 2017, the Board of Directors declared an annual variable dividend to be paid on February 9, 2018, to shareholders of record at the close of business on February 2, 2018 (ex-dividend date of February 1, 2018). The amount of the dividend will be determined based on the Company’s 2017 financial results and the following formula:

		After-Tax		33-1/3%
Dividend		Underwriting	X	Target	X	Gainshare
Amount Per	=	Income		Percentage		Factor
Share		Common Shares Outstanding on 12/31/17

Year-to-date through November 2017, the Company’s after-tax underwriting income was $966.6 million, after-tax comprehensive income was $1,660.8 million, and the Gainshare Factor was 1.71. Consistent with the Company’s policy of not providing projections of its financial results, the Company is not providing an estimate of the 2017 dividend at this time. Investors who choose to calculate or project a dividend amount based on interim results are cautioned, however, that any such estimates may vary from the dividend that may ultimately be paid on the basis of the Company’s full-year results and the final Gainshare Factor. For a detailed discussion of the Company’s annual variable dividend policy, please go to http://investors.progressive.com/phoenix.zhtml?c=81824&p=irol-dividends. In accordance with the policy, no variable dividend will be paid if the Company experiences an after-tax underwriting loss for 2017 or if the Company’s after-tax comprehensive income is less than its after-tax underwriting income for the year. The amount of the dividend will be announced in the Company’s year-end earnings release, which is currently scheduled for January 24, 2018.

•
Also on December 8, 2017, the Board decided that the dividend for 2018 will be calculated using the same formula described above, and the target percentage for 2018 will remain at 33-1/3% of annual after-tax underwriting income, using the federal statutory tax-rate in effect for 2018 to calculate such after-tax income. In addition to the limitations included in our dividend policy (discussed above), the 2018 dividend will be subject to the Board’s discretion and a declaration by the Board at the end of 2018 or beginning of 2019.

Events
We plan to release December results on Wednesday, January 24, 2018, before the market opens.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever and however it's most convenient - online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. Home insurance is underwritten by select carriers, including American Strategic Insurance Corp. and subsidiaries (ASI), our majority owned subsidiaries.

Progressive is the fourth largest auto insurer in the country; a leading seller of motorcycle and commercial auto insurance; and through ASI, one of the top 20 homeowners insurance carriers.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot® and Service Centers.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in general economic conditions (including changes in interest rates and financial markets); the possible failure of one or more governmental, corporate, or other entities to make scheduled debt payments or satisfy other obligations; the potential or actual downgrading by one or more rating agencies of our securities or governmental, corporate, or other securities we hold; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including reinsurers and other counterparties to certain financial transactions; the accuracy and adequacy of our pricing, loss reserving, and claims methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to attract and retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for the introduction of products to new jurisdictions, for requested rate changes and the timing thereof and for any proposed acquisitions; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments at the state and federal levels, including, but not limited to, matters relating to vehicle and homeowners insurance, health care reform and tax law changes; the outcome of disputes relating to intellectual property rights; the outcome of litigation or governmental investigations that may be pending or filed against us; severe weather conditions and other catastrophe events; the effectiveness of our reinsurance programs; changes in vehicle usage and driving patterns, which may be influenced by oil and gas prices; changes in residential occupancy patterns and the effects of the emerging "sharing economy"; advancements in vehicle or home technology or safety features, such as accident and loss prevention technologies or the development of autonomous or partially autonomous vehicles; our ability to accurately recognize and appropriately respond in a timely manner to changes in loss frequency and severity trends; technological advances; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions, and safeguard personal and sensitive information in our possession; our continued access to and functionality of third-party systems that are critical to our business; restrictions on our subsidiaries' ability to pay dividends to The Progressive Corporation; possible impairment of our goodwill or intangible assets if future results do not adequately support either, or both, of these items; court decisions, new theories of insurer liability or interpretations of insurance policy provisions and other trends in litigation; changes in health care and auto and property repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.